                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant   [X]

     Filed by a Party other than the Registrant   [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                             PACIFIC CAPITAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

        (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

     [ ] Fee paid previously, with preliminary materials

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                                PACIFIC CAPITAL
                              NEW ASIA GROWTH FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035

                                 July   , 1999

Dear Shareholder:

     As you may know, the subsidiary of Nicholas-Applegate Capital Management that previously managed the Pacific Capital New Asia Growth Fund has been sold to an affiliate of Colonial Ltd., a publicly held Australian company, and the company is now named CMG First State Investments (Hong Kong) Limited. After careful consideration, we have retained CMG as the new investment sub-adviser to the Fund, subject to shareholder approval. In determining whether to approve this decision, please note that:

     - The key employees who managed the Fund while working for Nicholas-Applegate will continue to manage the Fund while working for CMG.

     - The number of shares you own, the advisory fees the Fund pays, and the investment objectives of the Fund will not change.

     - You will continue to receive the high quality investment management and shareholder services that you have come to expect since the Fund began operations.

     We recommend that you read the enclosed materials carefully and then vote "FOR" the proposal.

     Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. Thank you for your cooperation and continued support.

                                          Sincerely,

                                          WALTER J. LASKEY
                                          Trustee and Chairperson
                                          on behalf of the Board of Trustees of
                                          Pacific Capital Funds

                                                             Q&A on reverse side

Q.  WHAT IS HAPPENING?

A. The subsidiary of Nicholas-Applegate Capital Management that used to manage the New Asia Growth Fund has been sold, and is now named CMG First State Investments (Hong Kong) Limited. We want CMG to continue to manage the Fund.

Q.  WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

A. The Investment Company Act of 1940 requires a shareholder vote to approve any new investment sub-advisory agreements, such as the agreement the Fund recently entered into with CMG.

Q.  HOW WILL THIS AFFECT ME AS A FUND SHAREHOLDER?

A. The persons responsible for managing the Fund's assets now work for CMG instead of Nicholas-Applegate. The Board expects no material changes in the portfolio management of the Fund.

Q.  WILL THE INVESTMENT ADVISORY FEES CHANGE?

A. No, the fees for investment management charged to the Fund as a result of the new sub-advisory agreement will stay the same.

Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the proposal on the enclosed proxy card.

Q.  WHAT IF I HAVE QUESTIONS?

A.  Contact us, by calling 1-800-258-9232.

                                PACIFIC CAPITAL
                              NEW ASIA GROWTH FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON AUGUST   , 1999
                                  AT 3:00 P.M.

     A Special Meeting of Shareholders of the PACIFIC CAPITAL NEW ASIA GROWTH
FUND will be held at 3435 Stelzer Road, Columbus, Ohio 43219 on August   , 1999
at 3:00 p.m. local time. At the Meeting, we will ask the shareholders to vote on:

     1. A new investment sub-advisory agreement between Pacific Capital Funds, Pacific Century Trust (as investment adviser of the Fund), and CMG First State Investments (Hong Kong) Limited (as investment sub-adviser of the
        Fund); and

     2. Any other matters that properly come before the Meeting.

     We have unanimously approved this proposal and recommend you vote "FOR" it. Please read the enclosed proxy statement for a full discussion of the proposal.

                                          By order of the Board of Trustees

                                          GREGORY T. MADDOX, Secretary
                                          PACIFIC CAPITAL FUNDS
Columbus, Ohio
July   , 1999

Q. WHO CAN VOTE?

     A. Any person owning shares on June 18, 1999.

Q. WHY SHOULD I BOTHER TO VOTE?

     A. Your vote is important. If the Fund does not receive enough votes, it will have to spend money to mail proxies again or solicit voters by telephone so that this meeting can take place.

Q. HOW CAN I VOTE?

     A. By mail -- Vote, sign and mail the enclosed ballot in the envelope provided.
        By fax -- Vote, sign and fax both sides to 1-800-               .
        By phone -- Call 1-800-               .
        In person at the meeting.

Q. DO YOU HAVE QUESTIONS?

     A. Call us at 1-800-258-9232.

                             PACIFIC CAPITAL FUNDS
                              NEW ASIA GROWTH FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON AUGUST      , 1999

                                  INTRODUCTION

     The Board of Trustees of Pacific Capital Funds (referred to in this Proxy Statement as the "Company") solicits your Proxy in connection with a Special Meeting of Shareholders (referred to in this Proxy Statement as the "Meeting") of the Company's New Asia Growth Fund (referred to in this Proxy Statement as the "Fund"). The Meeting will be held at 3435 Stelzer Road, Columbus, Ohio 43219
on August   , 1999 at 3:00 p.m. local time. The enclosed Proxy and this Proxy
Statement are first being sent to the Fund's shareholders on or about July   ,
1999.

               PROPOSED APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

     Since August 1, 1997, Nicholas-Applegate Capital Management and its subsidiary Nicholas-Applegate Capital Management (Hong Kong) LLC (referred to in this Proxy Statement collectively as "Nicholas-Applegate") have provided investment management services to the Fund under a sub-advisory agreement with the Company and Pacific Century Trust, the Fund's investment adviser (referred
to in this Proxy Statement as "Pacific Century"). On             , 1999, all
employees of Nicholas-Applegate (including Timothy L. Greaton, Robert Brewis, David Wong, and Tommy Wong, who had provided these investment management services to the Fund on a day to day basis), became employees of CMG First State Investments (Hong Kong) Limited (referred to in this Proxy Statement as "CMG").
On June   , 1999, the Company terminated the sub-advisory agreement with
Nicholas-Applegate and entered into a New Sub-Advisory Agreement with CMG to provide these investment management services. We did this so that the former employees of Nicholas-Applegate could continue to provide these services to the Fund. Pursuant to Rule 15a-4 under the Investment Company Act of 1940, we need
shareholder approval of the New Sub-Advisory Agreement by October   , 1999 to
allow CMG to continue to provide these investment management services to the Fund.

     After careful consideration, the Board of Trustees unanimously recommends that the shareholders vote "FOR" the New Sub-Advisory Agreement.

INFORMATION ABOUT CMG

     CMG is a Hong Kong corporation which is an affiliate of Colonial Ltd., a publicly-held Australian company. Its address is 3 Exchange Square, Room 604-6, 8 Connaught Place Central, Hong Kong. CMG is registered as an investment adviser in the United States, and its staff of 52 persons currently manages approximate $750 million of assets investing in the Asia-Pacific region on behalf of institutional and individual investors.

     Thomas D. T. Waring is the chief executive officer of CMG, his address is the same as CMG's. The Managing Member of CMG is Colonial First State Investments (Bermuda) Ltd., [ADD ADDRESS HERE]. The Managing Member is an affiliate of Colonial Ltd., 330 Collins Street, Melbourne 3000, Australia.

     Colonial Ltd. is engaged in insurance, banking, investment management and other financial service businesses, principally in Australia, Hong Kong and other Asian countries. CMG is a part of its Colonial First State Investments group of companies, an international funds management group which currently manages approximately $27 billion of assets through a staff of 88 portfolio managers and analysts worldwide.

     CMG currently acts as an investment adviser or sub-adviser to the following funds (in addition to the Fund):

                                     SIZE OF FUND
          NAME OF FUND               (AS OF / / )            COMPENSATION RATE
          ------------             ----------------          -----------------


DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT

     The New Sub-Advisory Agreement is the same in all material respects as the Company's previous sub-advisory agreement for the Fund, other than the date and the identity of the sub-adviser.

     Under the New Sub-Advisory Agreement, CMG manages the investments of the Fund and provides such investment research, advice and supervision, in keeping with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund. Pacific Century pays CMG a fee for its services of .50% of the Fund's average daily net asset value.

     Under the New Sub-Advisory Agreement, CMG bears all the expenses of its employees and all overhead incurred in connection with its duties. The Fund reimburses CMG for any expenses related to securities, commodities and other investments of the Fund (including brokerage commissions and transaction charges).

     Unless CMG is guilty of bad faith, willful misconduct, gross negligence or reckless disregard of its obligations under the New Sub-Advisory Agreement, CMG is not liable to the Fund or any of the Fund's shareholders for any act or omission in managing the Fund's investments or for any loss sustained by the Fund or the Fund's shareholders.

     The New Sub-Advisory Agreement will terminate automatically if it is not
approved by the shareholders of the Fund by October   , 1999. If approved, the
New Sub-Advisory Agreement will continue for an initial term of two years, and from year-to-year thereafter so long as the continuation is approved annually by the Board of Trustees (including a majority of the Trustees who are not "interested persons" of a party to the New Sub-Advisory Agreement (as defined in the Investment Company Act) or by the vote of the Fund's shareholders. However, the Company can terminate the New Sub-Advisory Agreement at any time, without paying any penalty, upon the vote of a majority of the Board of Trustees or a majority of the outstanding shares of the Fund, on 30 days' written notice. CMG can terminate the New Sub-Advisory Agreement on the same notice.

WHY WE HIRED CMG

     On May 1, 1999, the employees of Nicholas-Applegate who had provided investment management services to the Fund since the Fund began operations became part of CMG following Nicholas-Applegate's sale of its Asian business to an affiliate of Colonial Ltd. Management of the Company interviewed representatives of both Nicholas-Applegate and CMG to determine whether to change sub-advisers, and decided it was in the best interests of the Fund to leave the Fund with the key employees who have been managing the Fund since its inception. On June 17, 1999, the independent trustees of the Board met and discussed management's recommendation, interviewed representatives of CMG, reviewed various written materials presented to them by CMG, and discussed the proposed New Sub-Advisory Agreement. At the meeting, CMG represented that:

     1. It expected no changes in the portfolio management of the Fund;

     2. The key employees of Nicholas-Applegate who became employees of CMG will continue to manage the Fund, and the resources available to these employees in performing their duties for the Fund will not be diminished; and

     3. The Fund's expenses under the New Sub-Advisory Agreement will be no greater than under the previous sub-advisory agreement.

     The Board also considered the capabilities of CMG to provide service to the Fund, and that the New Sub-Advisory Agreement, including the fees paid to CMG, is the same in all material respects as the current sub-advisory agreement.

     The Board of Trustees was advised by its own counsel and considered all information that it determined was relevant to its deliberations. Based on these considerations, the Board concluded that the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. The Board unanimously approved the New Sub-Advisory Agreement and recommends its approval to the Fund's shareholders.

                      PROXY VOTING AND MEETING PROCEDURES

WHO CAN VOTE

     Anyone who is shown on the records of the Fund as holding shares as of the close of business (Eastern Standard Time) on June 18, 1999 is entitled to vote
at the Meeting. On that date, the Fund had                outstanding shares.

HOW TO VOTE

     You can vote by mail, phone, fax or in person at the Meeting.

     1. To vote by mail, sign and send us the enclosed Proxy voting card in the envelope provided.

     2. To vote by fax, sign the enclosed Proxy card and fax both sides of it to
        1-800-               .

     3. To vote by phone, call our proxy tabulator,                , at
        1-800-               , extension                . They have procedures
        designed to confirm your identity and voting instructions.

     Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

     If you give specific voting instructions on your Proxy, the persons named in the Proxy will vote as you have directed. Otherwise, the persons named in the Proxy will vote at their discretion (they intend to vote in favor of the proposal). If you return a Proxy, you can revoke it by notifying the Secretary of the Fund in writing, by returning a Proxy with a later date, or by voting in person at the Meeting.

QUORUM REQUIREMENTS

     In order for the Meeting to go forward, a quorum of shareholders must be present. This means that a majority of the Fund's shares must be represented at the Meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. "Broker non-votes" will also be treated as shares which are present but have not been voted. (Broker non-votes are shares held by a broker for the owner, which the owner has not voted on a proposal and the broker does not have the authority to vote on the proposal.) Broker non-votes and abstentions will have the same effect as a "NO" vote for purposes of determining whether the proposal has been approved.

     If sufficient votes in favor of the proposal are not received by the date of the Meeting, the persons named in the Proxy may propose and vote for one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment will require approval by the holders of a majority of the shares who are present in person or by proxy.

WHAT VOTE IS REQUIRED?

     Approval of a majority of the shares of the Fund, as defined by the Investment Company Act, is needed to continue the New Sub-Advisory Agreement. This consists of the lesser of:

     1. Two-thirds of the shares present at the Meeting, if holders of more than one-half of the outstanding shares are present in person or by proxy; or

     2. More than one-half of the outstanding shares.

WHAT IS THE PROPOSAL IS NOT APPROVED?

     If the shareholders do not approve the New Sub-Advisory Agreement, the Board will decide whether to re-propose approval to the shareholders, to retain a new sub-adviser (subject to shareholder approval), or to take some other action.

PROXY SOLICITATION METHODS AND COSTS

     Proxies will be solicited by mail, but trustees and officers of the Fund and employees of Pacific Century or BISYS Fund Services, the Company's administrator, may also solicit proxies by personal meetings, telephone and facsimile. Banks, brokerage houses and other custodians, nominees and fiduciaries may forward soliciting material to beneficial owners of shares entitled to vote at the Meeting. The Fund will pay or reimburse all solicitation costs.

PRINCIPAL SHAREHOLDERS

     As of June 18, 1999, the following shareholders were known by the Company to own beneficially 5% or more of the outstanding shares of the Fund:

                                                                                  %
                      NAME AND ADDRESS                        SHARES/CLASS    OWNERSHIP
                      ----------------                        ------------    ---------


     As of June 18, 1999, the trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Company will furnish you, without charge, a copy of the most recent Annual Report to shareholders of the Fund. You can obtain copies of this report by contacting the Company in writing at the address on the cover of this Proxy Statement, or by calling 1-800-258-9232.

                                 MISCELLANEOUS

NAMES AND ADDRESSES

     The Fund's investment adviser is Pacific Century Trust. Its address is 111
S. King Street, Honolulu, Hawaii 96813. The Fund's principal underwriter is BISYS Fund Services. The Fund's administrator is BISYS Fund Services Ohio, Inc. Their address is 3435 Stelzer Road, Columbus, Ohio 43219.

DEADLINE FOR SUBMITTING SHAREHOLDER PROPOSALS

     The Company does not intend to hold annual meetings of shareholders of the Fund. The Company will call meetings of shareholders of the Fund as may be required under the Investment Company Act (such as to approve a new investment advisory agreement for the Fund) or as the Board of Trustees may determine in its discretion.

     If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of the Fund or the Company, the Secretary of the Company must receive the proposal at the Company's principal office a reasonable time before the meeting is to be held. Any such proposal must satisfy all applicable federal and state requirements.

OTHER MATTERS

     Management knows of no other business to be presented at the Meeting, but if other matters properly do come before the Meeting the persons named in the Proxy will vote on them in accordance with their best judgment.

                                          Very truly yours,

                                          WALTER J. LASKEY
                                          Trustee and Chairperson
                                          on behalf of the Board of Trustees of
                                          Pacific Capital Funds
July   , 1999

                             SUB-ADVISORY AGREEMENT
                      PACIFIC CAPITAL NEW ASIA GROWTH FUND

     AGREEMENT is made as of June   , 1999 among Pacific Capital Funds (the
"Trust"), Pacific Century Trust (the "Adviser"), and CMG First State Investments (Hong Kong) Limited ("Sub-Adviser").

     WHEREAS, the "Trust" is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser has been appointed investment adviser to the Trust's Pacific Capital New Asia Growth Fund, (the "Fund"); and

     WHEREAS, the Adviser desires to retain Sub-Adviser to assist in the provision of a continuous investment program for the Fund and Sub-Adviser is willing to do so;

     WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Adviser hereby appoints Sub-Adviser to act as sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund. Intending to be legally bound, Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Sub-Advisory Services. Subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will assist the Adviser in providing a continuous investment program with respect to the foreign component of the Fund's portfolio, including investment research and management with respect to all foreign securities and investments and cash equivalents in the Fund. Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Funds' prospectus and resolutions of the Trust's Board of Trustees applicable to the Fund.

     Without limiting the generality of the foregoing, Sub-Adviser further agrees that it:

          (a) will prepare, subject to the Adviser's approval, lists of foreign countries for investment by the Fund and determine from time to time what securities and other investments will be purchased, retained or sold for the Fund, including, with the assistance of the Adviser, the Fund's investments in futures and forward currency contracts;

          (b) will manage in consultation with the Adviser the Fund's temporary investments in securities;

          (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer;

          (d) will not purchase shares of the Fund for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Trust's Board of Trustees or by federal, state and local law;

          (e) will manage the Fund's overall cash position, and determine from time to time what portion of the Funds' assets will be held in different currencies;

          (f) will provide the Adviser with foreign broker research, a quarterly review of international economic and investment developments and occasional "Spot Lights" on international investment issues;

          (g) will attend regular business investment-related meetings with the Trust's Board of Trustees and the Adviser if requested to do so by the Trust and/or the Adviser;

          (h) will evaluate the systemic risks of holding the Fund's assets in various countries, including without limitation their financial infrastructures, prevailing custody and settlement practices, risks of nationalization and other governmental actions, regulation of banking and securities industries, currency controls and restrictions, market conditions which may affect the orderly execution of securities transactions or affect the value of such transactions, and the use of depositories required by law or regulation or prevailing market practices; and

          (i) will maintain books and records with respect to the securities transactions for the Fund, furnish to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

     3. Covenants by Sub-Adviser. Sub-Adviser agrees with respect to the services provided to the Fund that it:

          (a) will conform with all Rules and Regulations of the Securities and Exchange Commission;

          (b) will telecopy trade information to the Adviser on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser; and

          (c) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     4. Services Not Exclusive. Except as provided herein, the services furnished by Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other investment companies, except that Sub-Adviser shall not provide primary advisory or sub-advisory services of any nature to any registered investment company (a) that has an investment objective or style substantially similar to that of the Pacific Capital New Asia Growth Fund ("an Asia Fund") and (b) that offers its shares (or any class thereof) in Hawaii, California, Guam or Arizona. Notwithstanding the prohibited services described in the immediately preceding sentence, in the event that Sub-Adviser wishes to advise or sub-advise another Asia Fund, it shall notify the Adviser and the Trust of such desire and, following such notification, the Adviser, Sub-Adviser and the Trust shall negotiate in good faith (for at least 30 days prior to any notice of termination submitted arising from a disagreement on this prohibition), a modification to this prohibition that will allow Sub-Adviser to provide services to another Asia Fund, such that the economic and other interests of the Adviser, Sub-Adviser and the Trust are adequately addressed or (ii) limit or restrict Sub-Adviser from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Sub-Adviser agrees that it will not undertake any activities which will adversely affect the performance of its obligations to the Fund under this Agreement.

     5. Portfolio Transactions. Investment decisions for the Fund shall be made by Sub-Adviser independently from those for any other investment companies and accounts advised or managed by Sub-Adviser. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

     Sub-Adviser shall place orders for the purchase and sale of portfolio securities and shall solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. Sub-Adviser shall place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer selected by Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which Sub-Adviser or any of its affiliates exercises investment discretion. Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser's overall responsibilities to the Fund and to the Trust. In no instance will portfolio securities be purchased from or sold to Sub-Adviser, or the Fund's principal underwriter, or any affiliated person thereof except as permitted by the rules of the Securities and Exchange Commission.

     6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

     8. Compensation. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser shall be entitled to a fee, computed daily and payable quarterly, from Adviser, calculated at the annual rate of 0.50% of the Fund's average daily net assets.

     9. Standard of Care; Limitation of Liability. Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, but shall not be liable for any action taken or omitted by Sub-Adviser in performance of services rendered hereunder in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

     10. Reference to Sub-Adviser. Neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the name of Sub-Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by Sub-Adviser to the Fund, which references shall not differ in substance from those included in the current registration statement pertaining to the Fund, this Agreement and the Advisory Agreement between the Adviser and the Trust with respect to the Fund, in any advertising or promotional materials without the prior approval of Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any affiliate thereof to satisfy the foregoing obligation.

     11. Duration and Termination.  This Agreement shall terminate on
October     , 1999 unless it has been approved by a majority of the Fund's shareholders. If so approved, then unless sooner terminated, this Agreement shall continue until the second anniversary hereof and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of a majority of the Fund's shareholders, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. As used herein, a "majority" of the Fund's shareholders means the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. This Agreement is terminable at any time without penalty, on 60 days' notice, by Adviser, by Sub-Adviser, by the Trust's Board of Trustees, or by vote of a majority of the Fund's shareholders. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     12. Amendment of This Agreement. No provision of Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Fund until approved by the vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

     13. Notice. Any notice, advise or report to be given pursuant to this Agreement shall be delivered or mailed:

         To Sub-Adviser at:

              CMG First State Investments (Hong Kong) Limited
              3 Exchange Square, Room 604-6
              8 Connaught Place Central
              Hong Kong

         To the Adviser at:

              Pacific Century Trust
              111 S. King Street
              Honolulu, Hawaii 96813

         To the Trust at:

              Pacific Capital Funds
              c/o BISYS Fund Services
              3435 Stelzer Road
              Columbus, Ohio 43219-3035

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed therein.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16. Personal Liability. The names "Pacific Capital Funds" and "Trustees" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of October 30, 1992 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against such series.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above-written.

                                                       PACIFIC CENTURY TRUST

                                                       By:
                                                       -----------------------------------------------------
                                                       Name:----------------------------------------------
                                                       Title:
                                                       -----------------------------------------------
                                                       CMG FIRST STATE INVESTMENTS (HONG KONG) LIMITED
                                                       By:
                                                       -----------------------------------------------------
                                                       Name:----------------------------------------------
                                                       Title:
                                                       -----------------------------------------------
                                                       PACIFIC CAPITAL FUNDS

                                                       By:
                                                       -----------------------------------------------------
                                                       Name:----------------------------------------------
                                                       Title:
                                                       -----------------------------------------------

                                     PROXY

                      PACIFIC CAPITAL NEW ASIA GROWTH FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                                AUGUST __, 1999

     The undersigned hereby appoints Alaina V. Metz and Martin R. Dean his/her attorney and proxy with full power of substitution to vote and act with respect to all shares of the Pacific Capital New Asia Growth Fund (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on August 16, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matter referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

     Approval of a new investment sub-advisory agreement between Pacific Capital Funds, Pacific Century Trust (as investment adviser of the Fund), and CMG First State Investments (Hong Kong) Limited (as investment sub-adviser of the Fund).


      / /  FOR                 / /  AGAINST                  / /  ABSTAIN


     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                  Dated ______________, 1999

                                  ______________________________________________
                                  Name of Shareholder(s) -- Please print or type

                                  ______________________________________________
                                  Signature(s) of Shareholder(s)

                                  ______________________________________________
                                  Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

           PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.